UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C.  20549

                              FORM 8-K

                      CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                         December 11, 2008
         Date of Report (Date of earliest event reported)



                       US 1 Industries, Inc.
      (Exact Name of Registrant as Specified in Its Charter)

                             Indiana

           (State or Other Jurisdiction of Incorporation)



               1-8129	                     95-3585609
       _______________________            ________________
       (Commission File Number)   (IRS Employer Identification No.)

       336 W. US 30,Valparaiso, Indiana		  46385
   ________________________________________     __________
   (Address of Principal Executive Offices)     (Zip Code)

   			   (219) 476-1300
     ___________________________________________________
     (Registrant's Telephone Number, Including Area Code)

       			Not Applicable
   _____________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

	_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	_____  Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	_____  Pre-commencement communications pursuant to Rule
  13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 	Entry into a Material Definitive Agreement

       On December 12, 2008, US 1 Industries, Inc. (the "Company") entered into a Membership Purchase Agreement by and among the Company, ARL, Inc., Aficionado Transport, Inc. and Ronald K. Faherty (the "Agreement"). Pursuant to the Agreement, the Company is acquiring a 60% interest in ARL Transport, LLC ("ARL"), which, together with its subsidiaries, is acquiring substantially all of the assets of, and assuming certain liabilities of, ARL, Inc. and Aficionado Transport, Inc. The Company has agreed to pay approximately $1.59 million at closing for the 60% interest in ARL. An additional $900,000 will be paid for the 60% interest if ARL meets certain EBITDA targets over the next four years. Further, the Company has also agreed to loan ARL funds to refinance the liabilities assumed by ARL, which amount is expected to be approximately $13 million.

       If ARL meets or exceeds certain EBITDA targets in each of the next four years, the Company will make earnout payments that in the aggregate will not exceed $2 million. The Company will also issue non-qualified stock options to acquire shares of the Company's common stock to certain executives of ARL, Inc. and Aficionado Transport, Inc. that have agreed to remain with ARL after completion of the transaction.

       The parties have each made customary representations, warranties and covenants in the Agreement and the closing of the transaction is subject to the satisfaction of certain customary conditions, including the transfer of substantially all of the assets of ARL, Inc. and Aficionado Transport, Inc. to ARL and its subsidiary. The Company expects the transaction to close in mid-December.

                          SIGNATURES

	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US 1 Industries, Inc.



                                    By: /s/ Michael E. Kibler
                                        ____________________________
                                        Michael E. Kibler
                                        President and Chief Executive Officer

Dated:  December 17, 2008